Exhibit 10.16

Дополнительное соглашение к трудовому договору от 09.01.2014 № 0000017	Supplementary agreement to the employment contract dated 09/01/2014 No. 0000017
г. Санкт-Петербург, Россия 01 марта 2021 г.	Saint Petersburg, Russia. 01 March, 2021

Общество с ограниченной ответственностью "СЕМРАШ РУ" (ООО “СЕМРАШ РУ”)  в лице генерального директора Килимовой Натальи Александровны, действующего на основании Устава, именуемое в дальнейшем "Работодатель", с одной стороны и Обищенко Виталий Васильевич, именуемый в дальнейшем "Работник", с другой стороны, совместно именуемые "Стороны", заключили настоящее Дополнительное соглашение (далее - Соглашение) о нижеследующем:
SEMRUSH RU Limited (SEMRUSH RU Ltd) represented by General Director Natalya Alexandrovna Kilimova, acting on the basis of the Charter, hereinafter referred to as "Employer", on the one hand, and Obischenko Vitaly Vasilyevich, hereinafter referred to as "Employee", on the other hand, the "Parties" collectively have entered into this Supplementary Agreement (hereinafter referred to as the Addendum) as follows:

1. Изложить Трудовой договор от 09.01.2014 № 0000017 в новой редакции в соответствии с Приложением № 1 к настоящему Соглашению.	1. To outline the Employment Agreement dated 09.01.2014 No. 0000017 in a new edition in accordance with Appendix No. 1 to this Addendum.

2. Настоящее Соглашение вступает в силу с момента его подписания обеими Сторонами и является неотъемлемой частью трудового договора от 09.01.2014 № 0000017.	This Addendum comes into force from the moment of its signing by both Parties and is an integral part of the Employment Agreement dated 09.01.2014 No 0000017.

3. Новая редакция трудового договора от 09.01.2014 № 0000017 вступает в силу с 01.03.2021 г.	3. The new edition of the Employment Agreement dated 09.01.2014 No. 0000017 comes into force on 01.03.2021.

4. Настоящее Соглашение не отменяет положений дополнительного соглашения к трудовому договору от 09.01.2014 № 0000017 от 27.07.2020 г. и оно сохраняет свое действие.	4. This Addendum does not cancel the provisions of the supplementary agreement dated 27.07.2020 to the Employment Agreement dated 09.01.2014 No. 0000017 and it remains in effect.

5. Настоящее Соглашение составлено и подписано в 2 (двух) экземплярах, имеющих равную юридическую силу, один из которых хранится у Работодателя, другой передается Работнику.	5. This Addendum is drawn up and signed in 2 (two) copies of equal legal force, one of which is kept by the Employer, the other is transferred to the Employee.

6. Настоящее Соглашение составлено на двух языках – русском и английском. В случае возникновения разночтений текст на русском языке имеет превалирующую силу.	6. This Agreement is made in two languages - Russian and English. In the event of any discrepancies, the Russian version shall prevail.

Приложение № 1 - Трудовой договор от 09.01.2014 № 0000017 в новой редакции.	Appendix No. 1 - Employment Agreement dated 09.01.2014 No. 0000017 in a new edition to the additional agreement dated 01.03.2021.

Подписи Сторон / Signatures
Работодатель	Employer
ООО «СЕМРАШ РУ»	SEMRUSH RU Ltd.

Генеральный директор Килимова Н.А./ General Director Kilimova N.A. Дата/ Date: March 3, 2021 Подпись/ Signature: /s/ Kilimova

Работник	Employee
Обищенко Виталий Васильевич	Obischenko Vitaly Vasilievich

Обищенко В.В./ Obishchenko V.V. Дата/ Date: March 3, 2021 Подпись/ Signature: /s/ Vitalii Obischenko

Приложение №1  - Трудовой договор от 09.01.2014 № 0000017 в новой редакции
к дополнительному соглашению от 01.03.2021 г.
Appendix No. 1 - Employment contract dated 09.01.2014 No. 0000017 in a new edition to the additional agreement dated 01.03.2021

ТРУДОВОЙ ДОГОВОР № 0000017 г. Санкт-Петербург, Россия 09.01.2014 г.	EMPLOYMENT CONTRACT No. 0000017 Saint Petersburg, Russia January 9, 2014

Общество с ограниченной ответственностью «СЕМРАШ РУ» (ООО «СЕМРАШ РУ») именуемое в дальнейшем Работодатель или Общество, в лице Генерального директора Килимовой Натальи Александровны, действующего на основании Устава, с одной стороны, и Обищенко Виталий Васильевич, именуемый далее Работник, с другой стороны, именуемые вместе Стороны, заключили настоящий трудовой договор (далее - Договор) о нижеследующем.

SEMRUSH RU Limited (SEMRUSH RU Ltd.), hereinafter referred to as the Employer or Company, represented by General Director Kilimova Natalia Aleksandrovna,   acting   on   the   basis   of  the Charter, on the one hand, and Obishchenko Vitalii Vasilevich, hereinafter referred to as the Employee, on the other hand, collectively referred to as the Parties, have concluded this Employment Contract (hereinafter – Contract) as follows.

ПРЕДМЕТ ДОГОВОРА. ОБЩИЕ ПОЛОЖЕНИЯ.

1.1. Работодатель обязуется предоставить Работнику работу по обусловленной трудовой функции, обеспечить условия труда, предусмотренные трудовым законодательством и иными нормативными правовыми актами, содержащими нормы трудового права, соглашениями, локальными нормативными актами и Договором, своевременно и в полном размере выплачивать Работнику заработную плату, а Работник обязуется добросовестно выполнять свои трудовые обязанности, возложенные на него Договором, соблюдать правила внутреннего трудового распорядка и иные локальные нормативные акты, действующие у Работодателя.
1.2. Работник принимается на работу в Общество на должность - Директора по продукту.
1.3. Место работы Работника – место нахождения служебного помещения (офиса) Общества в г. Санкт-Петербург.
1.4. Конкретный вид поручаемой Работнику работы определяется должностной инструкцией.
1.5. Работа по Договору является для Работника основным местом работы.
1.6. Условия труда на рабочем месте соответствуют второму (допустимому) классу условий труда, согласно результатам специальной оценки условий труда.
1.7. Работник принимается на работу с испытательным сроком  0  месяц.
1.8. Договор заключен на неопределенный срок , и вступает в силу с   09.01.2014  г. При этом, дата начала работы, то есть дата, с которой Работник обязан приступить к работе -   09.01.2014  г.
1.9. Взаимодействие между Работником и Работодателем может осуществляться путем обмена электронными документами и электронными письмами с использованием корпоративной электронной почты Работника v.obishchenko@semrush.com в случаях, не  противоречащих законодательству Российской Федерации, а также посредством электронных систем Общества (далее – «Системы»), в том числе, определенных в локальных нормативных актах Работодателя.

SUBJECT OF EMPLOYMENT CONTRACT GENERAL PROVISIONS.

1.1. The Employer undertakes to provide the Employee with work in accordance with his/her job function, to provide proper working conditions stipulated by labour legislation and other normative legal acts containing norms of labour law, agreements, local regulations and this Contract, to pay salary to the Employee timely and in full, while the Employee undertakes to perform the job function established by this Contract, to follow the Internal Labour Rules and Regulations and other local regulations applied by the Employer.
1.2. The Employee is hired to the Company for the position of - Product Director.
1.3. . The Employee's place of work is the office of the Company in St. Petersburg.
1.4. The specific type of work entrusted to the Employee is determined by the job description.
1.5. Work under this Contract is the main place of work for the Employee.
1.6. Working conditions at the workplace correspond to the second (permissible) class of working conditions according to the results of  a special assessment of working conditions.
1.7. The Employee is hired for work with a probation period of 0 month(s).
1.8. This Contract is concluded for an indefinite period and comes into force from January 9, 2014. At the same time, the date of commencement of work, which means the date from which the Employee is obligated to start working, - January 9, 2014.
1.9. Interaction between the Employee and the Employer can be carried out by exchanging electronic documents and e-mails using the Employee's corporate e-mail address v.obishchenko@semrush.com in cases that do not contradict the legislation of the Russian Federation, as well as through electronic systems of the Company (hereinafter referred to as the «Systems»), including those defined in the Employer's local regulations.

2. ПРАВА, ОБЯЗАННОСТИ И ОТВЕТСТВЕННОСТЬ РАБОТНИКА

2.1.  Работник имеет право на:
•изменение и расторжение Договора в порядке и на условиях, которые установлены Трудовым кодексом Российской федерации, иными федеральными законами;
•предоставление ему работы, обусловленной Договором и должностной инструкцией;
•рабочее место, соответствующее государственным нормативным требованиям охраны труда;

2. EMPLOYEE`S RIGHTS, OBLIGATIONS AND
LIABILITY

2.1. The Employee has the right to:
•amend and terminate the Contract in the manner and under the conditions established by the Labour Code of the Russian Federation and other federal laws;
•be provided by work stipulated by the Contract and job description;
•have a workplace that meets the state regulatory requirements for labour protection;

•своевременную и в полном объеме выплату заработной платы, обусловленной Договором и локальными нормативными актами Работодателя, в соответствии со своей квалификацией, сложностью труда, количеством и качеством выполненной работы;
•отдых, обеспечиваемый установлением соответствующей законодательству Российской Федерации продолжительности рабочего времени, предоставлением еженедельных выходных дней, нерабочих праздничных дней, оплачиваемых ежегодных отпусков в соответствии с Договором и локальными нормативными актами Работодателя;
•полную достоверную информацию об условиях труда и требованиях охраны труда на рабочем месте, включая реализацию прав, предоставленных законодательством о специальной оценке условий труда;
•защиту своих трудовых прав, свобод и законных интересов всеми не запрещенными законом способами;
•обязательное социальное страхование в случаях, предусмотренных федеральными законами;
•иные права, предусмотренных трудовым законодательством Российской Федерации и Договором.

•have timely and full payment of wages stipulated by the Contract and local regulations of the Employer, in accordance with his/her qualifications, complexity, scope and quality of work performed;
•have a rest provided through working hours set corresponding to current legislation of the Russian Federation, through providing weekly days off, non-working holidays, paid annual leaves in accordance with the Contract and local regulations of the Employer;
•have complete reliable information on working conditions and occupational safety requirements at his/her workplace, including the exercise of the rights granted by legislation on a special assessment of working conditions;
•protect his/her labour rights, freedoms and legitimate interests in all the ways not prohibited by law;
•have compulsory social insurance in cases stipulated by federal laws;
•exercise of other rights stipulated by the labour legislation of the Russian Federation.

2.2. Работник обязан:
•добросовестно исполнять свои трудовые обязанности, возложенные на него Договором и должностной инструкцией;
•соблюдать трудовую дисциплину, правила внутреннего трудового распорядка;
•соблюдать требования по охране труда и обеспечению безопасности труда, а также выполнять обязанности в области охраны труда в соответствии с требованиями Системы управления охраной труда (СУОТ) Общества;
•качественно и точно в срок выполнять задания и поручения непосредственного руководителя или лица, его замещающего;
•бережно относиться к имуществу Работодателя (в том числе к имуществу третьих лиц, находящемуся у Работодателя, если Работодатель несет ответственность за сохранность этого имущества), включая любые технические средства и прочие инструменты (такие как мобильный телефон, компьютер, справочники для Работника, учебные материалы и т.п.) (далее – «Имущество») и имуществу других работников;
•использовать Имущество, в том числе предоставленное Работодателем Работнику для выполнения обязанностей последнего по настоящему Договору, исключительно для нужд деятельности Работодателя;
•не использовать без предварительного разрешения Работодателя какое-либо Имущество и / или информацию, принадлежащую Работодателю, в целях, не связанных с исполнением трудовых обязанностей Работника;
•использовать Имущество исключительно в соответствии с его назначением, обеспечить сохранность любого предоставленного ему Работодателем Имущества, незамедлительно сообщать Работодателю о его утрате или повреждении и по первому требованию Работодателя незамедлительно возвратить его Работодателю в полном объеме и в первоначальном состоянии с учетом естественного износа;
•при прекращении трудовых отношений возвратить все документы, образовавшиеся в процессе выполнения трудовых обязанностей, а также Имущество, все материальные ценности, переданные ему Работодателем для выполнения обязанностей;

2.2. The Employee undertakes:
•to perform his/her job duties assigned to him/her by the Contract and job description in good faith;
•to comply with labour discipline, the Internal Labour Rules and Regulations;
•to comply with occupational safety and health requirements as well as fulfill labour protection duties in accordance with the requirements of the Labour Protection Management System of the Company;
•to fulfill the tasks and instructions of the direct supervisor or a person replacing him/her with a high quality and on time;
•to take care of the Employer's property (including property of any third parties held by the Employer, if the latter is responsible for the safety of such property), including any technical means and other tools (such as a mobile phone, a computer, manuals for the Employee, training materials, etc.) (hereinafter referred to as the «Property») and property of other employees;
•to use the Property, including those provided by the Employer to the Employee for the performance of the latter's obligations under this Contract, exclusively for the needs of the Employer's activities;
•not to use any Property and/or information belonging to the Employer for the purposes not related to the performance of the Employee's job duties without the prior permission of the Employer;
•to use the Property exclusively in accordance with its purpose; ensure safety of any Property provided to him/her by the Employer; immediately notify the Employer of its loss or damage; and, upon the first request of the Employer, immediately return it to the Employer in full and in its original condition, taking into account natural wear and tear;
•upon termination of the Contract, return all the documents that have been formed in the course of performing labour duties, as well as the Property, all material values transferred to him/her by the Employer for his/her duties performance;

•незамедлительно сообщить работодателю либо непосредственному руководителю о возникновении ситуации, представляющей угрозу жизни и здоровью людей, сохранности имущества работодателя (в том числе имущества третьих лиц, находящегося у работодателя, если работодатель несет ответственность за сохранность этого имущества);
•принимать меры по устранению причин и условий, препятствующих нормальному выполнению работы (аварии, простои и так далее), и немедленно сообщать о случившемся происшествии Работодателю;
•поддерживать свое рабочее место, оборудование и приспособления в исправном состоянии, порядке и чистоте;
•соблюдать установленный Работодателем порядок хранения документов, материальных и денежных ценностей, информации, относящейся к работе у Работодателя, содержащейся на любых носителях (бумажных, электронных, в Системах и пр.);
•не разглашать Конфиденциальную информацию (см. Раздел 6);
•возместить Работодателю ущерб, причиненный разглашением Конфиденциальной информации;
•не собирать и не распространять недостоверную информацию о Работодателе, воздерживаться от любых действий (бездействия), которые могут прямо или косвенно нанести ущерб деловой репутации Работодателя, а также любых его аффилированных лиц или работников;
•повышать свой профессиональный уровень путем систематического самостоятельного изучения специальной литературы, периодических изданий, информации из иных источников по своей должности (профессии, специальности), по выполняемой работе;
•соблюдать уважительное отношение к клиентам, партнерам, иным работникам Общества, независимо от их должности и квалификации;
•устанавливать только лицензионное программное обеспечение (приобретенное Работодателем или же не требующее коммерческой лицензии сторонних организаций на использование) на своем рабочем оборудовании;
•исполнять иные обязанности, предусмотренные трудовым законодательством Российской Федерации и Договором

•to immediately inform the Employer or his/her direct supervisor on a situation that poses a threat to the life and health of people, the safety of the Employer's property (including property of any third parties held by the Employer, if the latter is responsible for the safety of such property);
•
•to take measures on elimination of causes and conditions that prevent the normal performance of work (accidents, downtime, and so on), and to immediately report on any incident to the Employer;
•to keep his/her workplace, equipment, and appliances in good condition, in order and clean;
•to observe the procedure established by the Employer for storing documents, materials and monetary values, information related to work for the Employer, contained on any media (paper, electronic, in the Systems, etc.);
•not to disclose the Confidential Information (defined in Section 6);
•to compensate for damages caused to the Employer by the disclosure of the Confidential Information;
•not to collect or to distribute false information about the Employer, and to refrain from any actions (omissions) that may directly or indirectly damage the business reputation of the Employer, as well as any of its affiliates or employees;
•to improve his/her professional level through systematic independent study of special literature, periodicals, information from other sources according to the occupied position (profession, specialty) in line with the work performed;
•to keep respectful attitude towards clients, partners, other employees of the Company, regardless of their position and qualification;
•to install only licensed software (purchased by the Employer or that does not require a third-party commercial license to use) on his/her work equipment;
•to perform other duties arising from the current legislation of the Russian Federation and this Contract.

2.4. Работник несет ответственность за:
•неисполнение или ненадлежащее исполнение, без уважительных причин, трудовых обязанностей, возложенных на него Договором, должностной инструкцией;
•ущерб, причиненный Работодателю, в случаях и порядке, предусмотренном законодательством Российской Федерации;
•незаконное разглашение (передачу) третьим лицам Конфиденциальной информации и персональных данных Работников в соответствии с законодательством Российской Федерации;
•нарушение требований охраны труда, если это нарушение повлекло за собой тяжкие последствия, либо заведомо создавало реальную угрозу наступления таких последствий;
•нарушение иных требований и в иных случаях, предусмотренных законодательством Российской Федерации.

2.4.  The Employee shall be liable for:
•non-fulfillment or improper fulfillment without a good reason of the labour duties assigned to him/her by the Contract, job description;
•damage caused to the Employer in the cases and in the manner prescribed by the legislation of the Russian Federation;
•illegal disclosure (transfer) to the third parties of Confidential Information and personal data of Employees in accordance with the legislation of the Russian Federation;
•violation of labour protection requirements, if this violation entailed grave consequences or knowingly created a real threat of such consequences;
•violation of other requirements and in other cases stipulated by the legislation of the Russian Federation.

3.  ПРАВА, ОБЯЗАННОСТИ И ОТВЕТСТВЕННОСТЬ РАБОТОДАТЕЛЯ

3.1. Работодатель имеет право:
•требовать от Работника добросовестного и качественного исполнения им трудовых обязанностей, предусмотренных Договором и должностной инструкцией, а также приказов, распоряжений, указаний Работодателя и непосредственного руководителя, соблюдения им правил внутреннего трудового распорядка и иных локальных нормативных актов Работодателя;
•изменять и расторгать Договор с работником в порядке и на условиях, которые установлены Трудовым кодексом РФ, иными федеральными законами;
•поощрять работника за добросовестный эффективный труд и устанавливать размеры премий, вознаграждений и других выплат в соответствии с локальными нормативными актами Работодателя;
•направлять работника на обучение с целью повышения эффективности выполнения должностных обязанностей;
•требовать от работника бережного отношения к Имуществу, включая имущество других работников;
•привлекать работника к дисциплинарной и материальной ответственности в порядке, установленном Трудовым кодексом Российской Федерации, иными федеральными законами;
•принимать локальные нормативные акты и изменять их;
•давать Работнику планы работ и оценивать факт исполнения им должностных обязанностей или надлежащее исполнение им должностных обязанностей по предоставленным Работнику планам работы, получать от Работника текущую информацию о ходе дел, относящихся к ведению Работника, контролировать его работу по срокам и объему;
•осуществлять иные права, предоставленные трудовым законодательством.

3. EMPLOYER'S RIGHTS, OBLIGATIONS AND
LIABILITY

3.1. The Employer is entitled to:
•require the Employee to perform his/her job duties in good faith, with high quality and in accordance with the Contract and job description, as well as orders, instructions of the Employer and direct supervisor, to be compliant with the Internal Labour Rules and Regulations and other regulations of the Employer;
•amend and terminate the Contract with the Employee in the manner and under the conditions established by the Labour Code of the Russian Federation and other federal laws;
•encourage the Employee for conscientious and effective work and to set the amount of bonuses, remuneration and other payments in accordance with the local regulations of the Employer;
•send the Employee for training in order to improve the performance of his/her job duties;
•require the Employee  to respect the Employer`s property, including property of other employees;
•bring the Employee to disciplinary and financial responsibility in accordance with the procedure established by the Labour Code of the Russian Federation and other federal laws;
•adopt local regulations and amend it;
•provide the Employee with work plans and to evaluate the fact of his/her job duties performance or proper performance of his/her duties according to the work plans provided to the Employee; to receive current information from the Employee on the progress of matters related to the Employee's powers and authority; to monitor his/her work in terms of time limits and scope;
•to exercise other rights provided by the labour legislation.

3.2. Работодатель обязан:
•предоставить Работнику работу, обусловленную Договором и должностной инструкцией;
•соблюдать трудовое законодательство и иные нормативные правовые акты, содержащие нормы трудового права, локальные нормативные акты Общества, условия Договора и иных соглашений;
•обеспечивать безопасность и условия труда, соответствующие государственным нормативным требованиям охраны труда;
•обеспечивать Работника оборудованием, инструментами, технической документацией и иными средствами, необходимыми для исполнения им трудовых обязанностей;
•выплачивать в полном размере причитающуюся Работнику заработную плату, предусмотренную Договором, в сроки, установленные Договором, правилами внутреннего трудового распорядка и трудовым законодательством;
•осуществлять обязательное социальное страхование работника в порядке, установленном федеральными законами;
•возмещать вред, причиненный работнику в связи с исполнением им трудовых обязанностей в порядке, предусмотренном законодательством Российской Федерации;
•обеспечить Работника необходимыми материалами для работы, включая санитарно-бытовые принадлежности, в соответствии с действующим законодательством;
•исполнять иные обязанности, предусмотренные трудовым законодательством, соглашениями, локальными нормативными актами и Договором.

3.2. The Employer undertakes:
•to provide the Employee with work that is stipulated by the Contract;
•to comply with labour laws and other regulatory legal acts that contain labour law norms, local regulations of the Company, conditions of the Contract and other agreements;
•to ensure safety and working conditions that meet state regulatory requirements for labour activities;
•to provide the Employee with equipment, tools, technical documentation and other means necessary for the performance of their job duties;
•to pay in full the wages to the Employee agreed in the Contract within the terms established in the Contract, Internal Labour Rules and Regulations and labour legislation;
•to perform compulsory social insurance of the Employee in accordance with the procedure established by federal laws;
•to compensate the damage caused to the Employee in connection with the performance of his/her job duties under the terms and conditions established by the labour legislation of the Russian Federation;
•to provide the Employee with the necessary materials of work, including sanitary ware, in accordance with applicable laws;
•to perform other duties provided for by labour legislation, agreements, local regulations and Contract.

3.3. Работодатель несет ответственность за:
•невыполнение обязательств по Договору в соответствии с трудовым законодательством, правилами внутреннего трудового распорядка и другими локальными нормативными актами Работодателя;
•причинение вреда здоровью Работника, связанного с исполнением им трудовых обязанностей и который подлежит возмещению в соответствии с законодательством Российской Федерации.

3.3.  The Employer shall be liable for:
•failure to fulfill obligations under the Contract in accordance with the labour legislation, Internal Labour Rules and Regulations and other local regulations of the Employer;
•causing harm to the health of the Employee associated with the performance of his labour duties and which is subject to compensation in accordance with the legislation of the Russian Federation.

4. РЕЖИМ РАБОЧЕГО ВРЕМЕНИ И ВРЕМЕНИ ОТДЫХА

4.1. Работнику устанавливается следующий режим рабочего времени: 40-часовая рабочая неделя, нормированный рабочий день, общая продолжительность рабочего дня составляет 8 (восемь) часов.
4.2. Время начала, окончания работы, перерывов в работе определяется индивидуально, по согласованию с Руководителем.
Работнику предоставляются выходные дни: суббота, воскресенье, праздничные дни.
4.3. Работнику предоставляется ежегодный основной оплачиваемый отпуск суммарной продолжительностью 28 (двадцать восемь) календарных дней. Данный ежегодный основной оплачиваемый отпуск Работник имеет право разбивать на несколько частей, при этом одна часть не должна быть менее 14 (четырнадцати) календарных дней. По семейным обстоятельствам и другим уважительным причинам Работнику по его заявлению Работодатель может предоставить кратковременный отпуск без сохранения заработной платы.

4. WORK AND REST SCHEDULE

4.1. The employee is assigned to the following working hours: 40-hour five-day working week. The total duration of the daily work is eight (8) hours.
4.2.   The time of the beginning, end of work, and breaks is determined individually, in agreement with the Manager.
The   Employee is set with days off on Saturday, Sunday and public holidays.
4.3   The employee is provided with annual basic paid vacation of 28 (twenty eight) calendar days. This annual basic paid vacation is entitled to be divided into several parts, one part of which must not be less than 14 (fourteen) calendar days. For family reasons and other valid reasons, the Employer may provide the Employee a leave without pay at his request.

5. ОПЛАТА ТРУДА

5.1. Работнику устанавливается должностной оклад в размере 20 300 (двадцать тысяч триста) долларов США в месяц. Оплата производится в рублях Российской Федерации по фиксированному обменному курсу Центрального Банка Российской Федерации на последний календарный день месяца расчета (далее – «Фиксированный обменный курс»), но не менее, чем 60,6569 рублей за 1 (один) доллар США (далее - «Минимальный обменный курс»).
5.2. Заработная плата выплачивается Работнику дважды в месяц:
- «20» числа расчетного  месяца по Минимальному обменному курсу, и
- «5» числа месяца, следующего за расчетным, по Фиксированному обменному курсу на последний календарный день месяца расчета при условии, что, если Фиксированный обменный курс превышает Минимальный обменный курс, по которому производились расчеты «20» числа расчетного месяца, такой платеж должен включать в себя разницу между суммой, уплаченной «20» числа расчетного месяца по Минимальному обменному курсу, и фактической суммой, подлежащей выплате по Фиксированному обменному курсу.
5.2.1. Работникам, принятым на работу с «16» по «20» число, выплата заработной платы производится «20» числа этого же месяца за фактически отработанное время с даты начала работы по «20» число текущего месяца, а за фактически отработанное время в период с «21» числа и по окончание месяца выплата производится «5» числа следующего месяца. В дальнейшем, периоды для расчета заработной платы будут совпадать с общеустановленными периодами.

5. REMUNERATION

5.1. The official salary is set for the Employee in the amount of 20 300 (twenty thousand three hundred) US dollars per month. Payment is made in rubles of the Russian Federation at the fixed exchange rate of the Central Bank of the Russian Federation on the last calendar day of the reporting month (the “Fixed Exchange Rate”) but not less than 60.6569 rubles per 1 (one) US dollar (the “Minimum Exchange Rate”).
5.2. The Employer pays the salary to the Employee twice a month:
- on the 20th day of the reporting month at the Minimum Exchange Rate, and
- on the 5th day of the month following the reporting month at the Fixed Exchange Rate in effect as of the last calendar day of the reporting month, provided, if the Fixed Exchange Rate exceeds the Minimum Exchange Rate for the payment made on the 20th of the reporting month, then such payment shall also include the difference between the amount paid on the 20th of the reporting month at the Minimum Exchange Rate and the actual amount due at the Fixed Exchange Rate.
5.2.1. To the Employees hired from the 16th to the 20th day of a month, the salary is paid on the 20th day of the same month (for actual hours worked from the date of starting their work till the 20th day of the current month), and for actual hours worked within the period from the 21st day till the end of the month, the payment is made the 5th day of the following month. In the future, the periods for the salary and wages settlements will coincide with the generally established periods.

5.2.2. Работникам, принятым на работу с «1» по «5» число, выплата заработной платы производится «5» числа этого же месяца за фактически отработанное время в период с даты начала работы по «5» число текущего месяца, а за фактически отработанное время в период с «6» числа по «15» число выплата производится «20» числа текущего месяца. В дальнейшем, периоды для расчета заработной платы будут совпадать с общеустановленными периодами.
5.3. При совпадении дня выплаты с выходным или нерабочим праздничным днем выплата заработной платы производится накануне этого дня.
5.4. Выплата заработной платы производится в валюте Российской Федерации в безналичной денежной форме путем ее перечисления на расчетный счет Работника, указанный им для этой цели.
5.5. Удержания из заработной платы работника производятся только в случаях, предусмотренных Трудовым кодексом РФ и иными федеральными законами.
5.6. С суммы заработной платы и с иных доходов Работника удерживаются налоги и иные обязательные платежи  в размерах и порядке, предусмотренных законодательством Российской Федерации.
5.7. Работник и Работодатель настоящим договорились о том, что за создание Служебных РИД (как этот термин определен в п.8.1) Работодатель выплачивает Работнику вознаграждение в порядке, установленном положениями соответствующих локальных нормативных актов Работодателя о премировании.
5.8. Вся информация, касающаяся размера, формы заработной платы и иных доходов, получаемых Работником по Договору и иным локальным нормативным актам Работодателя, является конфиденциальной и не подлежит разглашению третьим лицам, включая других работников Общества,  за исключением лиц, допущенных в установленном порядке к обработке персональных данных Работника.
5.9. Работодатель вправе выплачивать Работнику премии в порядке, предусмотренном соответствующим положением о премировании.
5.9.1. Кроме того, Работодатель вправе выплачивать премию, если такая была рекомендована к выплате и одобрена Советом директоров SEMrush Holdings, Inc. (далее – «Совет Директоров») по своему единоличному усмотрению в соответствии с планом вознаграждений для руководителей, если таковой имеется и утвержден Советом Директоров, в соответствии с применимым положением о премировании. Такая премия, если применимо, выплачивается в течение 90 (девяноста) календарных дней после окончания календарного года, в отношении которого такая премия утверждена.
5.9.2. В случае, если сумма премии, предусмотренной в Разделе 2 настоящего Дополнительного соглашения, установлена в долларах США, выплата производится в рублях Российской Федерации по фиксированному курсу Центрального Банка Российской Федерации на последний календарный день месяца, за который начислена премия, но не менее, чем 60,6569 рублей за 1 (один) доллар США.

5.2.2. To the Employees hired from the 1st to the 5th day of a month, the salary is paid on the 5th day of the same month (for actual hours worked from the date of starting their work till the 5th day of the current month), and for actual hours worked within the period from the 6th day till the 15th day of the month, the payment is made the 20th day of the current month. In the future, the periods for the salary and wages settlements will coincide with the generally established periods.
5.3. If the payment day coincides with a weekend or a non-working holiday, the salary payment is to be made on the previous working day.
5.4. The salary is to be made in the currency of the Russian Federation, in a non-cash form by its transferring to the Employee's settlement account specified by him/her for this purpose.
5.5. Deductions from the Employee's salary are made only in cases stipulated by the Labour Code of the Russian Federation and other federal laws.
5.6. The Employer pays all the Employee's payroll taxes and all other income taxes in the amount and manner prescribed by the legislation of the Russian Federation.
5.7. The Employee and the Employer have hereby agreed that the Employer shall pay the remuneration to the Employee for the creation of the Work-Related Results of Intellectual Activity (as this term is defined in Clause 8.1) in accordance with the provisions of the relevant local regulations of the Employer on bonuses rewarding.
5.8. All information regarding the amount, form of wages and other income received by the Employee under the Contract and other local regulations of the Employer are confidential and not subject to disclosure to third parties, including other employees of the Company, but excluding persons admitted in accordance with the established procedure to the processing of personal data of the Employee.
5.9. The Employer has the right to pay bonuses to the Employee in accordance with the procedure provided in the relevant bonus regulation.
5.9.1. In addition, the Employer is entitled to pay a bonus, if it has been recommended for payment and approved by the Board of Directors of SEMrush Holdings, Inc. («Board of Directors»), in its sole discretion, in accordance with the executive bonus plan, if any, approved by such Board of Directors, in accordance with an applicable bonus regulation. Such bonus, if any, will be paid within 90 calendar days of the end of the calendar year for which bonus is approved.
5.9.2. If the amount of any bonus covered by this Section 2 is set in US dollars, payment is made in rubles of the Russian Federation at the fixed rate of the Central Bank of the Russian Federation on the last calendar day of the month for which the bonus was accrued but not less than 60.6569 rubles per 1 (one) US dollar.

6. КОНФИДЕНЦИАЛЬНАЯ ИНФОРМАЦИЯ

6.1.    Работник обязан выполнять обязанности по сохранению информации, составляющей коммерческую тайну Работодателя, конфиденциальной информации Работодателя, секретов производства (ноу-хау) Работодателя, его аффилированных лиц и контрагентов («Конфиденциальная информация»), включая, в том числе, обязанность соблюдать режим коммерческой тайны, установленный Работодателем в отношении сведений, составляющих коммерческую тайну Работодателя, в соответствии с локальными нормативными актами Работодателя, а также, если применимо, обязательством об обеспечении сохранности (о неразглашении) доверенных Работнику секретов производства (ноу-хау) и сведений, составляющих коммерческую тайну или конфиденциальную информацию Работодателя. Во избежание сомнений, любые сведения, которые становятся известны Работнику в связи с выполнением Работником трудовых обязанностей по настоящему Договору или конкретного задания Работодателя и/или касаются коммерческой деятельности Работодателя, а также интеллектуальная собственность, принадлежащая Работодателю, в отношении которых Работодателем введен режим коммерческой тайны, являются Конфиденциальной информацией.
6.2.    К Конфиденциальной информации относятся, среди прочего, конфиденциальные и ограниченного доступа сведения, знания или данные (в письменной, устной, электронной, графической или иной форме) такие как:
(а)    контактные данные и иные сведения о контрагентах Работодателя, его дочерних организаций и иных аффилированных с ним лиц (далее – «Аффилированные лица»);
(б)    сведения о фактах заключения, а также содержании договоров, заключенных Работодателем или Аффилированными лицами с их контрагентами;
(в)    сведения о содержании, объеме и условиях оказания услуг контрагентам Работодателя и Аффилированных лиц;
(г)    данные о заказах и запросах на оказание услуг, поступающих Работодателю и Аффилированным лицам;
(д)    сведения, содержащиеся в базах данных и информационных системах, в частности, Системах, используемых Работодателем, Аффилированными лицами или контрагентами Работодателя;
(е)    персональные данные других работников и иных физических лиц, обработку которых осуществляет Работодатель, в том числе персональные данные, доступ к которым предоставлен Работодателю и Работнику в рамках исполнения договоров с контрагентами;
(ж)    информация о содержании локальных нормативных актов, принятых Работодателем или Аффилированными лицами;
(з)    сведения о методах обслуживания и внутренних стандартах, реализуемых Работодателем и Аффилированными лицами в повседневной деловой практике, их маркетинговой стратегии и предполагаемых направлениях развития их деятельности;
(и)    переписка Работодателя и Аффилированных лиц с контрагентами и государственными органами, условия соглашений с контрагентами Работодателя, наименования поставщиков, контактные данные и списки клиентов, методики управления бизнесом и проектами, порядок формирования цен, стратегия сбыта, планы маркетинга, данные исследований, имена, номера телефонов, адреса, места нахождения, должностные обязанности или данные об оплате труда представителей и работников Работодателя;

6. CONFIDENTIAL INFORMATION

6.1.    The Employee is obliged to perform duties on preservation of information constituting a commercial secret of the Employer, the confidential information of Employer, trade secrets (know-how) of the Employer, its affiliates and contractors (hereinafter referred to as the "Confidential information"), including, in particular, the obligation to observe the regime of commercial secret established by the Employer in respect of information constituting a commercial secret of the Employer, in accordance with the local regulations of the Employer and, if applicable, the obligation of preservation (non-disclosure) of trade secrets (know-how) and information, considered to be trade secrets, or the Confidential Information of the Employer, entrusted to the Employee. For the avoidance of doubt, any information that becomes known to the Employee in connection with performance of his/her job duties under this Contract (or particular tasks of the Employer) and/or related to commercial activity of the Employer, as well as intellectual property owned by the Employer, in respect of which the Employer imposed a trade secret regime, is considered to be the Confidential Information.
6.2.    The Confidential Information includes, but is not limited to, confidential and restricted information, knowledge, or data (in written, oral, electronic, graphic, or other form) such as:
(a)    contact details and other information about the Employer's contractors, its subsidiaries and other affiliated persons (hereinafter referred to as the "Affiliated Persons");
(b)    information about the fact of conclusion, as well as contents of contracts and agreements concluded by the Employer or the Affiliated Persons with their contractors;
(c)    information about contents, scope and terms of services rendering to contractors of the Employer and the Affiliated Persons;
(d)    data on orders and requests for services rendering received by the Employer and the Affiliated Persons;
(e)    information contained in databases and information systems, in particular the Systems used by the Employer, the Affiliated Persons or contractors;
(f)    personal data of other employees and other individuals processed by the Employer, including personal data that the Employer and Employee have access to as part of execution of contracts with the contractors;
(g)    information about contents of local regulations adopted by the Employer or the Affiliated Persons;
(h)    information on servicing methods and internal standards implemented by the Employer and its Affiliates in their daily business practices, their marketing strategy, as well as on expected directions of their activities development;

(к)    техническая информация,  любые пароли и логины для доступа к информационным системам Работодателя, Аффилированных лиц или заказчиков Работодателя (Аффилированных лиц), процессы, открытия, исследовательские работы, проекты, чертежи, спецификации используемых материалов и методов обработки материалов или информации, эксплуатационные данные, электронные файлы и компиляции данных, методы производства, подготовительные материалы, созданные при разработке (модификации) Работодателем программ для ЭВМ, технические задания, архитектура программ для ЭВМ Работодателя и Аффилированных лиц, и их заказчиков или поставщиков, исходные коды таких программ для ЭВМ, информация об ошибках и продуктивности таких программ для ЭВМ, информация об алгоритмах, лежащих в основе таких программ для ЭВМ, а также программ для ЭВМ, создаваемых, модифицируемых, разрабатываемых или используемых Работодателем, рабочая документация для таких программ для ЭВМ, информация о метриках использования программ для ЭВМ и сервисов Работодателя и его аффилированных лиц (включая, но не ограничиваясь количество ежедневных, еженедельных активных пользователей), метриках среднего дохода в расчете на одного пользователя и иная статистическая информация, относящаяся к коммерциализации и использованию программ для ЭВМ и сервисов Работодателя и его аффилированных лиц;
(л)    информация о Служебных РИД (как этот термин определен в п. 8.1), созданных Работником в течение срока действия настоящего Договора, а равно информация о результатах интеллектуальной деятельности, созданных другими сотрудниками Работодателя;
(м)    финансовая информация, включая сведения о материальных и нематериальных активах, принадлежащих Работодателю и Аффилированным лицам, их прибылях, убытках и затратах, иные финансовые данные;
(н)    любая информация третьих лиц, предоставленная Работодателю на условиях конфиденциальности, включая данные, предоставленные заказчиками работ и пользователями программ для ЭВМ, созданных Работодателем, иные данные о заказчиках или поставщиках Работодателя, включая любые сведения о хозяйственной деятельности, технологиях, алгоритмах, программном обеспечении и иные не находящиеся в открытом доступе данные заказчиков или поставщиков Работодателя и Аффилированных лиц;
(о)    стратегическая информация, предложения о новых продуктах или рынках, сведения о переговорах Работодателя с контрагентами, сведения о планах, ходе и содержании переговоров по вопросам приобретения, создания и отчуждения имущества и результатов интеллектуальной деятельности.
6.3.    Помимо сведений, указанных в пункте 6.2. настоящего Договора, к Конфиденциальной информации также относятся любая информация (документы, носители данных), помеченная «Конфиденциально», «Коммерческая тайна» и т.п., и любые сведения, которые можно на разумных основаниях считать конфиденциальными. Во избежание сомнений, любая информация заказчиков Работодателя или Аффилированных лиц, доступ к которой получен Работником в рамках исполнения трудовых обязанностей по настоящему трудовому договору, является Конфиденциальной информацией.
6.4.    Работник понимает, что Конфиденциальная информация может предоставляться ему в письменной форме, устно, а также с использованием электронных или иных средств коммуникации, в том числе Сервисов.
6.5.    Настоящим Работник соглашается и подтверждает, что Конфиденциальная информация принадлежит исключительно Работодателю и продолжает принадлежать исключительно Работодателю в любое время, в том числе в случае прекращения трудовых отношений между Сторонами по любому основанию.

(i)    correspondence of the Employer and the Affiliated Persons with contractors and government agencies, terms of agreements with the Employer's contractors, names of suppliers, contact details and lists of clients, methods of business and project management, pricing procedures, sales strategy, marketing plans, research data, names, phone numbers, addresses, locations, job responsibilities or data on remuneration of the Employer's representatives and/or employees;
(j)    technical information, any passwords and logins to access the information systems of the Employer or the Affiliated Persons or the Employer' (Affiliated Persons') customers, processes, discoveries, researches, designs, drawings, specifications of materials used and materials (information) processing methods, operational data, digital files and compilations of data, methods of production, preparation materials, created during the development (modification) by the Employer of computer programs, terms of reference, architecture of computer programs of the Employer and the Affiliated Persons, their customers or suppliers, source codes of these computer programs, information on errors and performance of such computer programs, information about algorithms such computer programs (and computer programs created, modified, developed or used by the Employer) are based on, working documentation for such computer programs, information on metrics of the Employer's and the Affiliated Persons' computer programs and/or services usage (including, but not limited to a number of daily, weekly active users), metrics on average revenue per user and other statistical information related to the commercialization and use of computer programs and/or services of the Employer and the Affiliated Persons;
(k)    information about the Work-Related Results of Intellectual Activity (as this term is defined in Clause 8.1) created by the Employee during the term of this Contract, as well as information about the intellectual activity results created by other employees of the Employer;
(l)    financial information, including information about tangible and intangible assets owned by the Employer and its Affiliated Persons, their profits, losses and expenses, and other financial data;
(m)    any third-party information provided to the Employer on terms of confidentiality, including data provided by customers and users of computer programs created by the Employer, other data about the Employer's customers or suppliers, including any information about economic activities, technologies, algorithms, software and other data not publicly available to the Employer's and the Affiliated Persons' customers or suppliers;
(n)    strategic information, proposals for new products or markets, information about the Employer's negotiations with contractors, information about the plans, progress and content of negotiations on acquisition, creation and disposal of property and intellectual property results.
6.3.    In addition to the information specified in clause 6.2. of this Contract, the Confidential Information also includes any information (documents, data carriers) marked "Confidential", "Trade Secret", etc., and any information that can reasonably be considered confidential. For the avoidance of doubt, any information of the Employer's or the Affiliated Persons' customers that the Employee has access to in the course of performance of his/her job obligations under this Contract is considered to be the Confidential Information.
6.4.    The Employee understands that the Confidential Information can be provided to him/her in writing, orally, as well as using electronic or other means of communication, including the Services.
6.5.    The Employee hereby agrees and confirms that the Confidential Information belongs exclusively to the Employer and continues to belong exclusively to the Employer at any moment, including in the event of termination of employment relations between the Parties for any reason.

6.6.    Работник обязуется соблюдать конфиденциальность в отношении Конфиденциальной информации, не разглашать Конфиденциальную информацию третьим лицам, не использовать Конфиденциальную информацию любым способом, прямо не разрешенным в соответствии с настоящим трудовым договором, нормативными локальными актами Работодателя, или иным образом Работодателем (включая в личных целях или для личной выгоды Работника), и принимать меры для предотвращения несанкционированного разглашения Конфиденциальной информации третьим лицам.
6.7.    За исключением использования Конфиденциальной информации в целях исполнения Работником своих трудовых обязанностей по настоящему трудовому договору или конкретного задания Работодателя и/или по иным локальным нормативным актам Работодателя, Работник обязуется ни в какое время прямо или косвенно не использовать Конфиденциальную информацию для каких-либо иных целей, в том числе не воспроизводить, не разглашать и не передавать Конфиденциальную информацию, полностью или в части, третьим лицам.
6.8.    Работник обязуется не обсуждать конкретных контрагентов Работодателя и/или их проекты с работниками Работодателя или третьими лицами, прямо не связанными с любым таким проектом.
6.9.    Работник обязуется не использовать во время работы у Работодателя какие-либо сведения, составляющие секрет производства (ноу-хау) или иную конфиденциальную информацию любого третьего лица (включая его предыдущих работодателей), если только законный обладатель таких сведений не предоставил на это разрешение в необходимой форме. В случае нарушения настоящего пункта Работник будет нести единоличную и полную ответственность за неразрешенное использование таких сведений.
6.10.    Работник обязуется не выносить, не вывозить или не высылать из помещений предприятия Работодателя любую Конфиденциальную информацию (с помощью почты, средств электронной связи или материальных носителей, например, предметов, документов, записей, информации в электронной форме и т.п.), если это не связано с исполнением Работником своих трудовых обязанностей по настоящему договору. Работник обязуется незамедлительно вернуть любые такие материальные носители, содержащие Конфиденциальную информацию, как только необходимость в них отпадет.
6.11.    Не позднее дня прекращения трудовых отношений или в любой другой момент времени по требованию Работодателя, Работник обязан передать Работодателю или представителю Работодателя в полное владение все материальные носители, содержащие Конфиденциальную информацию, в частности, все предметы, документы, записи, в том числе рукописные, компьютерные файлы, базы данных, программы, иную информацию в электронной форме и т.п., полученные или созданные Работником в ходе трудовой деятельности по настоящему договору или в связи с ним, без сохранения каких-либо копий в своем распоряжении.
6.12.    Если Работник получает запрос о предоставлении Конфиденциальной информации от государственных органов, Работник незамедлительно уведомляет о таком запросе непосредственного руководителя.

6.6.    The Employee undertakes to keep confidentiality with respect to the Confidential Information, not to disclose the Confidential Information to third parties, not to use the Confidential Information in any way not expressly permitted in accordance with this Contract, local regulations of the Employer, or otherwise by the Employer (including for the Employee's personal purposes or personal benefits), and to take measures to prevent unauthorized disclosure of the Confidential Information to third parties.
6.7.    Except for the use of the Confidential Information for the purpose of performing the Employee's job obligations under this Contract or a particular task of the Employer and/or other local regulations of the Employer, the Employee undertakes not to use the Confidential Information, directly or indirectly, for any other purpose, including not to reproduce, to disclose or to transfer the Confidential Information, in whole or in part, to third parties.
6.8.    The Employee undertakes not to discuss particular contractors of the Employer and/or their projects with employees of the Employer or third parties not directly related to any such project.
6.9.    The Employee undertakes not to use any information constituting a secret of production (know-how) or other confidential information of any third party (including his/her previous employers) while working for the Employer, unless the legal owner of such information has provided its permission in the required form. In case of violation of this clause, the Employee will be solely and fully responsible for unauthorized use of such information.
6.10.    The Employee undertakes not to take out, export or send any Confidential Information from the premises of the Employer's facility (by mail, electronic communication means or material carriers, such as items, documents, records, information in electronic form, etc.), if this is not related to the performance of the Employee's job obligations under this Contract. The Employee undertakes to immediately return any such material media containing the Confidential Information as soon as they are no longer necessary.
6.11.    Not later than on the day of the employment relationship termination or at any other moment upon the Employer's request, the Employee is obliged to transfer all material media containing the Confidential Information, in particular, all items, documents, records, including handwritten, computer files, databases, programs, other information in electronic form, etc., obtained or created by the Employee in the course of employment under this Contract or in connection with it, without saving any copies in his/her possession, to the Employer or to the Employer's representative.
6.12.    If the Employee receives a request for the Confidential Information disclosure from any competent government agencies, the Employee immediately notifies the his/her immediate supervisor about such request.

6.13.    Работник подтверждает, что он понимает и признает, что раскрытие Конфиденциальной информации третьим лицам (в первую очередь, конкурентам Работодателя) способно нанести      Работодателю ущерб. В случае нарушения обязанностей по сохранению конфиденциальности Работник несет имущественную ответственность за все убытки, затраты и расходы, понесенные Работодателем вследствие такого нарушения, и обязан их возместить в полном размере. Кроме того, в этом случае Работник несет дисциплинарную ответственность в соответствии с законодательством Российской Федерации и локальными нормативными актами Работодателя. В случае разглашения Работником охраняемой законом тайны, в том числе Конфиденциальной информации, в нарушение настоящего договора Работодатель вправе уволить Работника в соответствии с подпунктом «в» пункта 6 статьи 81 Трудового кодекса Российской Федерации.
6.14.    Обязательства Работника, предусмотренные настоящим разделом, сохраняют силу после прекращения (расторжения) настоящего договора, независимо от способа и оснований такого прекращения (расторжения). Все обязательства Работника по сохранению конфиденциальности Конфиденциальной информации остаются в силе в течение срока действия настоящего договора и 10 (десяти) лет после прекращения настоящего договора по любой причине (кроме обязанностей применительно к ноу-хау Работодателя, в отношении которого обязательства продолжают действовать в полной мере в течение всего срока охраны ноу-хау).

6.13.    The Employee confirms that he/she understands and recognizes that disclosure of the Confidential Information to third parties (primarily, to competitors of the Employer) can cause harm to the Employer. In case of violation of his/her confidentiality obligations, the Employee is liable for all the losses, costs and expenses incurred by the Employer as a result of such violation, and is obliged to reimburse them in full. In addition, in this case, the Employee is subject to disciplinary liability in accordance with the legislation of the Russian Federation and local regulations of the Employer. If the Employee discloses a secret protected by law, including the Confidential Information, in violation of this Contract, the Employer has the right to dismiss the Employee in accordance with Sub-Clause "c", Clause 6, Article 81 of the Labour Code of the Russian Federation.
6.14.    The Employee's obligations under this section shall remain in force after termination of this Contract, regardless of the method and grounds for such termination. All the Employee's obligations to keep the confidentiality of the Confidential Information remain in effect for the duration of this Contract and within ten (ten) years after termination of this Contract for any reason (other than obligations in relation to the Employer's know-how, in respect of which obligations remain in full force for the duration of the know-how protection).

7.    ОТСУТСТВИЕ КОНФЛИКТА ИНТЕРЕСОВ

7.1.    Во избежание возникновения конфликта интересов, на протяжении всего срока найма Работник соглашается и обязуется предварительно письменно уведомлять Работодателя о своем намерении участвовать в любом качестве или форме (будь то как инвестор, принципал, представитель, консультант, работник или иным образом) в любой организации/объединении, включая, но не ограничиваясь этим, любую организацию/объединение в сфере деятельности Работодателя и (или) его Аффилированных лиц.

7.  NO CONFLICT OF INTEREST

7.1.    In order to avoid conflicts of interest, throughout the entire term of his/her employment, the Employee agrees and undertakes to notify the Employer in advance in writing on his/her intention to participate in any role or form (whether as an investor, a principal, a representative, a consultant, an employee, or otherwise) in any organization/association, including, but not limited to, any organization/association in the field of the Employer's and/or its Affiliated Persons' activity.

8. ПРИНАДЛЕЖНОСТЬ ПРАВ НА ИНТЕЛЛЕКТУАЛЬНУЮ СОБСТВЕННОСТЬ

8.1.    Работник соглашается с тем, что исключительное право на все результаты интеллектуальной деятельности, в том числе изобретения, программы для ЭВМ, включая исходный текст и объектный код, полезные модели, промышленные образцы, топологии интегральных микросхем, базы данных, секреты производства, объекты авторских прав (в том числе иллюстрации, научные и литературные произведения и произведения искусства, аудиовизуальные произведения, диаграммы, логотипы, схемы, фотографии, графические произведения) и всю прочую деловую или техническую информацию и разработки, а также усовершенствования, иные модификации результатов интеллектуальной деятельности, созданные Работником (автором) самостоятельно либо в сотрудничестве с другими лицами в пределах установленных для него трудовых обязанностей и/или в случаях, когда это применимо, в связи с заданиями Работодателя (далее – «Служебные результаты интеллектуальной деятельности» или «Служебные РИД»), будет в полном объеме принадлежать Работодателю на территории всех стран мира с момента их создания. Исключительное право на Служебные РИД принадлежит Работодателю независимо от исполнения Работником обязанности по уведомлению Работодателя об их создании.

8. OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS

8.1.    The Employee agrees that the exclusive right to all the intellectual property results, including inventions, computer programs, including source and object codes, useful models, industrial samples, topologies of integrated microcircuits, databases, trade secrets, copyrights (including illustrations, scientific and literary works and works of art, audio-visual works, charts, logos, diagrams, photographs, graphic works) and all other business or technical information and development as well as improvement, additional modifications of the intellectual activity results, created by the Employee (an author) independently or in cooperation with others, within his/her responsibilities and/or where applicable, in connection with particular tasks of the Employer (hereinafter referred to as the "Work-Related Results of Intellectual Activity"), will belong to the Employer in full on the territory of all the countries in the world since the moment of their creation. The exclusive right to the Work-Related Results of Intellectual Activity belongs to the Employer, regardless of whether the Employee fulfills the obligation to notify the Employer on their creation or not.

8.2.    В максимальной степени, разрешенной в соответствии с законодательством Российской Федерации, к Служебным РИД Работодателя относятся также любые объекты интеллектуальной собственности, созданные Работником самостоятельно либо в сотрудничестве с другими лицами, в связи трудовыми обязанностями Работника и (или) заданиями Работодателя. Связь с трудовыми обязанностями Работника, как этот термин используется в настоящем Договоре и для целей настоящего Договора, считается существующей, если создание Служебных РИД, помимо прочего:
(а)    связано с хозяйственной деятельностью Работодателя;
(б)    основано на интеллектуальной собственности, информации (включая Конфиденциальную информацию) или опыте Работодателя или связано с ними;
(в)    является результатом специальных видов деятельности, выполняемых Работником для Работодателя в ходе трудовой деятельности, или связано с ними;
(г)    является результатом конкретного задания Работодателя Работнику или связано с ним; или
(д)    было осуществлено с использованием Имущества, информационных технологий, другой собственности или активов Работодателя.
8.3.    Работник не сохраняет за собой право использовать Служебные РИД самостоятельно или предоставлять аналогичные права на их использование третьим лицам.
8.4.    Работник обязуется по требованию Работодателя оказывать Работодателю любое содействие, которое Работодатель сочтет необходимым для надлежащего и полного оформления исключительного права Работодателя на Служебные РИД в любой стране мира. Кроме того, Работник обязуется по первому требованию Работодателя обеспечивать любую иную помощь в оформлении, регистрации, охране и/или принудительном осуществлении прав Работодателя в отношении таких Служебных РИД. В том числе, Работник обязуется содействовать Работодателю в оформлении любых документов, необходимых для получения Работодателем патентов, регистрации Служебных РИД и соблюдения иных формальностей, необходимых для возникновения прав в отношении Служебных РИД у Работодателя. Кроме того, Работник обязуется содействовать Работодателю в защите этих прав, если они нарушаются третьими лицами или если права Работодателя оспариваются в судебном порядке.
8.5.    Право на получение патентов и иных охранных документов, необходимых для юридической охраны Служебных РИД на территории любой страны мира принадлежит Работодателю.
8.6.    Работник настоящим прямо разрешает Работодателю, правопреемникам Работодателя, аффилированным лицам или их лицензиатам использование Служебных РИД с использованием настоящего имени Работника или без указания имени Работника (анонимно) или с указанием наименования Работодателя. Работник настоящим разрешает Работодателю или правопреемникам Работодателя, или их лицензиатам обнародовать Служебные РИД или любую их часть в любое время по усмотрению Работодателя, любых правопреемников Работодателя или их лицензиатов. Работник настоящим дает свое согласие на внесение Работодателем или правопреемниками Работодателя, или их лицензиатами в Служебные РИД любых изменений, сокращений, модификаций.

8.2.    To the maximum extent permitted under the legislation of the Russian Federation, any intellectual property items created by the Employee independently or in cooperation with others in connection with the Employee's job duties and/or particular tasks of the Employer are also considered to be the Employer's Work-Related Results of Intellectual Activity. Connection to the Employee's employment obligations, as this term is used in this Contract (and for the purposes of this Contract), is considered to exist if creation of the Work-Related Results of Intellectual Activity, among other things:
(a)    is related to the Employer's business activities;
(b)    is based on (or related to) the Employer's intellectual property, information (including the Confidential Information), or experience;
(c)    is a result of (or is related to) special activities performed by the Employee for the Employer in the course of his/her job obligations performance;
(d)    is a result of (or is related to) a particular task given by the Employer to the Employee; or
(e)    was carried out using the Property, information technology, other property or assets of the Employer.
8.3.    The Employee does not reserve the right to use the  Work-Related Results of Intellectual Activity independently or grant similar rights to use such results to third parties.
8.4.    The Employee undertakes, upon the Employer's request, to provide the Employer with any assistance that the Employer deems necessary for the proper and complete registration of the exclusive right of the Employer to the Work-Related Results of Intellectual Activity in any country of the world. In addition, the Employee undertakes to provide any other assistance in execution, registration, protection and/or enforcement of the Employer's rights in respect of such Work-Related Results of Intellectual Activity upon the Employer's first request. In particular, the Employee undertakes to assist the Employer in execution of any documents necessary for the Employer to obtain patents, register the Work-Related Results of Intellectual Activity and to comply with other formalities necessary for the obtainment of rights in respect of the Work-Related Results of Intellectual Activity by the Employer. In addition, the Employee undertakes to assist the Employer in protecting these rights if they are violated by third parties or if the Employer's rights are challenged in court.
8.5.    The right to obtain patents and other security documents required for the legal protection of the Work-Related Results of Intellectual Activity on the territory of any country in the world belongs to the Employer.
8.6.    The Employee hereby expressly authorizes the Employer, the Employer's legal successors or affiliates (or their licensees) to use the Work-Related Results of Intellectual Activity using the Employee's real name or not using it (anonymously) or specifying the Employer's name. The Employee hereby authorizes the Employer or the Employer's legal successors (or their licensees) to make Work-Related Results of Intellectual Activity (or any part thereof) public at any moment at the discretion of the Employer or any of the Employer's legal successors (or their licensees). The Employee hereby consents to any changes, abbreviations, or modifications made by the Employer or the Employer's legal successors (or their licensees) to the Work-Related Results of Intellectual Activity.

8.7.    В период действия Договора Работник обязуется незамедлительно информировать Работодателя в письменной форме о фактах создания Служебных РИД, включая программы для ЭВМ и (или) базы данных, вне зависимости от того, создаются ли данные Служебные РИД Работником самостоятельно или в сотрудничестве с другими лицами, а также вне зависимости от их предполагаемой охраноспособности. Работник обязуется передавать Работодателю все документы, копии, материалы и материальные носители, связанные с такими Служебными РИД.
8.8.    Работник гарантирует, что он не будет удерживать у себя или скрывать от Работодателя любые Служебные РИД, которые должны быть предоставлены Работодателю. Стороны безоговорочно соглашаются, что такое удерживание или сокрытие Работником каких-либо Служебных РИД или таких иных объектов или информации является существенным нарушением Работником трудовой дисциплины и настоящего Договора.
8.9.    В тех случаях, когда исключительное право на результаты интеллектуальной деятельности, созданные Работником с использованием денежных, технических или иных материальных средств Работодателя, принадлежат Работнику, Работодатель имеет право по своему усмотрению требовать либо возмещения расходов, понесенных Работодателем в связи с созданием Работником таких результатов интеллектуальной деятельности, либо предоставления Работодателю на безвозмездной основе неисключительной лицензии на использование таких результатов интеллектуальной деятельности для собственных нужд на весь срок действия исключительного права на соответствующие результаты интеллектуальной деятельности на территории всех стран мира, а Работник обязуется незамедлительно уведомить Работодателя о создании таких результатов интеллектуальной деятельности и исполнить соответствующее требование Работодателя в указанные последним сроки.
8.10.    Использование Работником информации, являющейся Конфиденциальной информацией Работодателя, Аффилированных лиц или его контрагентов, для каких-либо целей, включая создание Служебных РИД, не в рамках установленных для Работника трудовых обязанностей и (или) задания Работодателя и (или) прямого разрешения Работодателя, является нарушением прав Работодателя и влечет применение к Работнику мер дисциплинарной, гражданской, административной и уголовной ответственности в случаях и в порядке, предусмотренных законодательством Российской Федерации.
8.11.    Работник обязуется публично не разглашать, не публиковать статьи, не выступать на конференциях и не давать интервью в отношении какой-либо деятельности Работодателя или Служебных РИД без предварительного письменного разрешения Работодателя.
8.12.    Работник передает Работодателю по его запросу, не сохраняет за собой и не забирает с собой после прекращения действия настоящего Договора по любым основаниям никакие Служебные РИД (включая их копии или отображения на любых материальных носителях) и относящиеся к ним материалы и сведения.
8.13.    Работник обязуется обеспечить и заверяет, что:
8.13.1.    при выполнении его трудовых обязанностей он не будет нарушать какое-либо соглашение о правах на интеллектуальную собственность, о конфиденциальности или иное подобное соглашение с каким-либо его бывшим работодателем или любым третьим лицом;

8.7.    During the term of the Contract, the Employee undertakes to immediately inform the Employer in writing on every fact of creation of the Work-Related Results of Intellectual Activity, including computer programs and/or databases, regardless of whether these Work-Related Results of Intellectual Activity are created by the Employee independently or in cooperation with other persons or not, as well as regardless of their alleged protection capacity. The Employee is obligated to transfer all documents, copies, materials and material carriers related to such Work-Related Results of Intellectual Activity to the Employer.
8.8.    The Employee guarantees that he/she will not withhold or conceal any Work-Related Results of Intellectual Activity that should be provided to the Employer. The Parties unconditionally agree that such retention or concealment by the Employee of any Work-Related Results of Intellectual Activity or such other items or information constitutes a material violation of the Employee's labour discipline and this Contract.
8.9. In cases where the exclusive right to the intellectual activity results created by the Employee using monetary, technical or other material means of the Employer shall belong to the Employee, the Employer has the right at its own discretion to demand either a reimbursement of costs incurred by the Employer in connection with the creation by the Employee of such intellectual activity results or provision of a non-exclusive license to use such intellectual activity results to the Employer (free of charge) for its own needs on all the period of validity of the exclusive right to the corresponding intellectual activity results on the territory of all the countries of the world, and the Employee agrees to immediately notify the Employer of the creation of such intellectual activity results and to fulfill the corresponding requirement of the Employer within the specified time limits.
8.10.    The use by Employee of information which is considered to be the Confidential Information of Employer or its Affiliated Persons (or its contractors) for any purpose, including the creation of the Work-Related Results of Intellectual Activity, beyond the framework of established Employee's job duties and/or a particular task given by the Employer and/or a direct permission of the Employer, is a violation of the Employer's rights and shall entail the application to the Employee of disciplinary, civil, administrative and criminal liability in cases and in the manner stipulated by the legislation of the Russian Federation.
8.11.    The Employee undertakes not to publicly disclose, publish articles, speak at conferences, or give interviews in relation to any of the Employer's activities or the Work-Related Results of Intellectual Activity without the Employer's prior written permission.
8.12.    The Employee transfers the Work-Related Results of Intellectual Activity (including copies or displays on any material media) and related materials and information to the Employer, upon the latter's request, herewith the Employee does not retain and does not take them with him/her after termination of this Contract for any reason.
8.13.    The Employee undertakes to ensure and certifies that:
8.13.1.    while performing his/her job duties, he/she will not violate any agreement on intellectual property rights, on confidentiality or any other similar agreement with any of his/her former employers or any third party;

8.13.2.    он не будет приносить в помещения Работодателя (в том числе, не будет загружать на оборудование Работодателя) и не будет использовать при выполнении своих трудовых обязанностей какие-либо документы или материалы, информацию или интеллектуальную собственность бывшего работодателя или любого третьего лица, которые не являются общедоступными, или права, на которые (или согласия на использование которых) не были законным образом переданы Работодателю;
8.13.3.    исключительное право, обладание, распоряжение или использование Служебных РИД не будут требовать получения Работодателем какой-либо лицензии, санкции или разрешения со стороны какого-либо третьего лица или выплаты каких-либо сумм вознаграждения такому третьему лицу, если иное в явном виде не указано Работником;
8.13.4.    он не будет заключать и не заключал никаких сделок по предоставлению третьим лицам прав либо разрешений на использование Служебных РИД, или иных сделок, которые препятствуют или иным образом затрудняют осуществление и реализацию Работодателем исключительного права на Служебные РИД, созданные Работником, или на какие-либо производные произведения, созданные на их основе.
8.14.    Работник подтверждает и соглашается с тем, что порядок организации работ по созданию, учету и закреплению прав на Служебные РИД определяется локальными нормативными актами Работодателя, в том числе, регламентом по организации в ООО «СЕМРАШ РУ» работ по созданию результатов интеллектуальной деятельности, учету и закреплению прав на результаты интеллектуальной деятельности за ООО «СЕМРАШ РУ», и обязуется соблюдать требования таких локальных нормативных актов.
8.15.    Пункты 8.1 – 8.14 настоящего Договора будут оставаться в полной юридической силе и продолжать действовать после прекращения действия настоящего Договора в течение всего срока правовой охраны Служебных РИД.

8.13.2.    he/she will not bring any documents or materials, information or intellectual property of the former employer or any third party that are not publicly available, or the rights to which (or consent to the use of which) have not been legally transferred to the Employer to the premises of the Employer (including uploading them to the equipment of the Employer) and will not use them in the performance of his/her job duties;
8.13.3.    the exclusive right, possession, disposal, or use of the Work-Related Results of Intellectual Activity will not require the Employer to obtain any license, authorization, or permission from any third party, or to pay any remuneration to such third party, unless otherwise expressly stated by the Employee;
8.13.4.    he/she will not enter (and has not entered) into any transactions on granting rights or permissions to use the Work-Related Results of Intellectual Activity to third parties, or other transactions that prevent or otherwise hinder the exercise by the Employer of its exclusive right to Work-Related Results of Intellectual Activity created by the Employee, or to any derivative works created on their basis.
8.14.    The Employee acknowledges and agrees that the procedure for organization of works on creation, registration and ensuring rights to the Work-Related Results of Intellectual Activity is determined by local regulations of the Employer, including regulations for organization in SEMRUSH RU Ltd. of works on creation of intellectual activity results, their registration and ensuring rights for intellectual activities results by SEMRUSH RU Ltd. and agrees to comply with such local regulations.
8.15.    Clauses 8.1 – 8.14 of this Contract will remain in full force and effect after its termination for the entire period of legal protection of the Work-Related Results of Intellectual Activity.

9. ЗАПРЕТ НА НЕЛИЦЕНЗИОННОЕ ПРОГРАММНОЕ ОБЕСПЕЧЕНИЕ

9.1.    В соответствии с Договором не допускается использование Работником при выполнении своих трудовых обязанностей каких-либо программ для ЭВМ, включая исходный и объектный коды, баз данных, средств разработки и тестирования, любых подготовительных материалов, описаний архитектуры программ для ЭВМ, которые не являются общедоступными, или права на использовании которых не были законным образом переданы Работодателю по лицензионному или иному договору (далее – «Нелицензионное ПО»);
9.2.    Для целей настоящего Договора под использованием Нелицензионного ПО понимаются, в том числе, действия по загрузке (скачиванию), записи и хранению установочного файла на оборудовании Работодателя, установке, запуску, копированию, настройке, адаптации, модификации, а также любые иные действия, необходимые для функционирования программы для ЭВМ или базы данных.
9.3.    Использование Работником Нелицензионного ПО при выполнении своих трудовых обязанностей и/или на оборудовании Работодателя является существенным нарушением Работником трудовой дисциплины и Договора и может повлечь применение к Работнику мер дисциплинарной ответственности, а также наступление гражданской, административной и уголовной ответственности в случаях и в порядке, предусмотренных законодательством Российской Федерации.

9. PROHIBITION OF UNLICENSED SOFTWARE

9.1.    In accordance with the Contract, the Employee cannot use any computer programs, including source and object codes, databases, development and testing tools, any preparatory materials, descriptions of computer programs architecture that are not publicly available, or the rights to use which have not been legally transferred to the Employer under a license or any other agreement (hereinafter referred to as the "Unlicensed Software");
9.2.    For the purposes of this Contract, the use of Unlicensed Software means, among other things, actions on downloading, recording and/or storing an installation file on the Employer's equipment, on installing, launching, copying, configuring, adapting, modifying, as well as any other actions necessary for the operation of a computer program or a database.
9.3.    The use of the Unlicensed Software by the Employee while performing his/her job duties and/or on the Employer's equipment is a significant violation of the Employee's labor discipline and the Contract and may result in application of disciplinary measures to the Employee, as well as civil, administrative and criminal liability in cases and in accordance with the procedure provided for by the legislation of the Russian Federation.

9.4.    В случае предъявления требований к Работодателю в связи с использованием Работником Нелицензионного ПО, Работник несет материальную ответственность за ущерб, причиненный Работодателю вследствие такого нарушения, и обязан его возместить в размере, установленном законодательством Российской Федерации.
9.5.    Работник не несет ответственность за установленное на оборудовании Работодателя Нелицензионное ПО, если оно было установлено без ведома Работника и (или) с согласия Работодателя.
9.6.    Работник обязан незамедлительно сообщить своему непосредственному руководителю в письменной форме обо всех ставших ему известными попытках неуполномоченных лиц использовать или установить на оборудовании Работодателя Нелицензионное ПО.
9.7.    Равным образом не допускается и влечет установленную настоящим Договором и законодательством Российской Федерации ответственность использование Работником при выполнении своих трудовых обязанностей любых иных результатов интеллектуальной деятельности, документов, материалов или информации любого третьего лица или самого Работника, которые не являются общедоступными, или права на использование которых не были законным образом переданы Работодателю по лицензионному или иному договору.
9.8.    В случае если для выполнения трудовых обязанностей и (или) задания Работодателя Работнику или его подчиненным потребуется использовать:
(а)    результаты интеллектуальной деятельности третьих лиц, в том числе, но не ограничиваясь перечисленным, программы для ЭВМ, базы данных, объекты компьютерной графики и дизайна, 3Д модели, интерфейсы, анимации, иные художественные и графические объекты третьих лиц,
(б)    результаты интеллектуальной деятельности, независимо созданные Работником, не являющиеся Служебными РИД,
Работник обязуется уведомить об этом своего непосредственного руководителя по электронной почте, с указанием таких результатов интеллектуальной деятельности, их правообладателей и условий использования таких результатов. Работник обязуется до получения соответствующих указаний своего непосредственного руководителя по электронной почте приостановить выполнение трудовых обязанностей и/или задания Работодателя в той части, в которой они зависят от указаний, необходимых в соответствии с настоящим пунктом. Работник вправе использовать результаты интеллектуальной деятельности, указанные в настоящем пункте, только с предварительного согласия своего непосредственного руководителя. Работник обязуется обеспечить, чтобы использование таких результатов интеллектуальной деятельности не нарушало законные права и интересы третьих лиц.

9.4.    In the event of occurrence of claims against the Employer in connection with the use of the Unlicensed Software by the Employee, the Employee is liable for the damage caused to the Employer as a result of such violation, and is obliged to compensate it in the amount established by the legislation of the Russian Federation.
9.5.    The Employee is not responsible for the Unlicensed Software installed on the Employer's equipment if it was installed without the Employee's knowledge and/or with the Employer's consent.
9.6.    The Employee must immediately inform his/her direct supervisor in writing about all the attempts made by unauthorized persons to use or to install the Unlicensed Software on the Employer's equipment.
9.7.    Similarly, it is not allowed (and entails the liability established by this Contract and the legislation of the Russian Federation) for the Employee to use any other results of intellectual activity, documents, materials or information of any third party or the Employee himself/herself, which are not in the public domain, or the rights to use which were not legally transferred to the Employer under a license or any other agreement.
9.8.    If the Employee and/or his/her subordinates need to use the following tools to perform their job duties and/or particular tasks of the Employer:
(a)    results of intellectual activity of third parties, including, but not limited to, computer programs, databases, computer graphics and design items, 3D models, interfaces, animations, and other artistic and graphic objects of third parties,
(b)    results of intellectual activity independently created by an Employee that are not the Work-Related Results of Intellectual Activity,
the Employee undertakes to notify his/her direct supervisor about it by e-mail, indicating such intellectual property results, their rights holders, and the terms of use of such results. The Employee undertakes to suspend the performance of his/her job duties and/or particular tasks of the Employer, to the extent that they depend on the instructions required in accordance with this clause, until receiving the relevant instructions from his/her direct supervisor by e-mail. The Employee has the right to use the results of intellectual activity specified in this clause only with the prior consent of his/her direct supervisor. The Employee undertakes to ensure that the use of such intellectual property results does not violate the legal rights and interests of third parties.

10. ЗАКЛЮЧИТЕЛЬНЫЕ ПОЛОЖЕНИЯ

10.1.Условия Договора могут быть изменены или дополнены по соглашению Сторон, либо по основаниям, предусмотренным Трудовым кодексом Российской Федерации, путем заключения письменного дополнительного соглашения к Договору, являющегося его неотъемлемой частью.
10.2. Расторжение Договора каждой из Сторон возможно по основаниям, на условиях и в случаях, предусмотренных законодательством Российской Федерации.
10.3. В случае возникновения спора между Сторонами он подлежит урегулированию путем непосредственных переговоров между Работником и Работодателем. Если спор между Сторонами не будет урегулирован, то он подлежит разрешению в установленном трудовым законодательством порядке, по месту нахождения Работодателя.
10.4. По всем вопросам, не предусмотренным Договором, Стороны руководствуются нормами законодательства Российской Федерации и локальными нормативными актами Общества.
10.5. Настоящий Договор составлен в 2 (двух) подлинных экземплярах, имеющих равную юридическую силу, по одному для каждой из сторон.
10.6. В случае возникновения разночтений между английской и русской версиями Договора превалирующую силу имеет русскоязычная версия.

10. FINAL PROVISIONS

10.1. The terms of this Contract can be amended or supplemented by the Parties or on the grounds provided by the Labour Code of the Russian Federation by concluding a written supplementary agreement, which is its integral part.
10.2. Termination of this Contract by each Party is possible on the grounds, conditions and in cases provided by the legislation of the Russian Federation.
10.3. In the event of a dispute between the Parties it is subject to settlement through direct negotiations between the Employee and Employer. In case of failure to resolve the dispute between the Parties the dispute can be referred for resolution in accordance with the procedure provided for by the labour legislation of the Russian Federation at the location of the Employer.
10.4. In solving any other issues not covered by the terms and conditions of the Contract the Parties will be guided by the provisions of the legislation and other normative acts of the Russian Federation and local regulations of the Company.
10.5. This Contract is drawn up in 2 (two) original copies of equal legal force, one for each of the Parties, and both copies have equal legal force.
10.6. In the event of discrepancy between the English and Russian versions of the Contract the Russian version shall prevail.

Подписи Сторон / Signatures
Работодатель	Employer
ООО «СЕМРАШ РУ»	SEMRUSH RU Ltd.
Генеральный директор Килимова Н.А./ General Director Kilimova N.A. Дата/ Date: March 3, 2021 Подпись/ Signature: /s/ Kilimova
Работник	Employee
Обищенко Виталий Васильевич	Obischenko Vitaly Vasilievich
Обищенко В.В./ Obishchenko V.V. Дата/ Date: March 3, 2021 Подпись/ Signature: /s/ Vitalii Obischenko